Exhibit 23.2


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We consent to the incorporation by reference in the Registration Statement (Post-Effective Amendment No. 2 to Form S-8 No. 33-78520) pertaining to the AAON, Inc. 1992 Stock Option Plan, as amended, of our report dated February 6, 2004, with respect to the consolidated financial statements of AAON, Inc. included in the Annual Report (Form 10-K) for the year ended December 31, 2005

                                                     /s/ ERNST & YOUNG LLP


Tulsa, Oklahoma
March 9, 2006